Filed under Rule 497(k)

Registration No. 333-53589

VALIC COMPANY II

Mid Cap Value Fund

Supplement to the Summary Prospectus dated January 1, 2015

At a meeting held on January 26-27, 2015, the Board of Trustees of VALIC Company II, including a majority of those trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended, authorized the termination of the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Tocqueville Asset Management, L.P. (“Tocqueville”) with respect to the Mid Cap Value Fund (the “Fund”). The termination will be effective on or about March 13, 2015 (“Effective Date”).

On the Effective Date, all reference to Tocqueville as a current sub-adviser will be deleted in its entirety. The assets of the Fund managed by Tocqueville will be reallocated to Robeco Investment Management, Inc. (“Robeco”) such that Wellington Management Company LLP (“Wellington”) will manage approximately 45% of the Fund’s assets and Robeco will manage approximately 55% of the Fund’s assets. Robeco and Wellington co-sub-advised the Fund with Tocqueville prior to the Effective Date. The percentage of the Fund’s assets each sub-adviser manages may change from time-to-time at the discretion of VALIC, the Fund’s investment advisor.

In connection with the termination of Tocqueville, there will be certain changes to the Fund’s principal investment strategies and risks. On the Effective Date, the following paragraph will be deleted from the section Principal Investment Strategies of the Fund included in the Fund Summary:

The sub-advisers may routinely hold up to 20% of the Fund’s assets in cash, U.S. Government securities and repurchase agreements while seeking to make opportunistic investments in companies that the portfolio managers believe to represent special situations, such as when a company is undergoing change that might cause its market value to grow at a rate faster than the market generally.

In addition, on the Effective Date, the following risks will be deleted from the section Principal Risks of Investing in the Fund included in the Fund Summary: Risks of Investing in Money Market Securities, Special Situations Risk, U.S. Government Obligations Risk.

Please retain this supplement for future reference.

Dated: February 2, 2015